UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2015

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 28, 2015, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced that an amicable and mutually beneficial settlement agreement has been reached between Prestige Audi and the Company where the litigation over the purchase and sale of the Prestige Audi franchise portion of the Prestige Imports MotorGroup business has been resolved on terms satisfactory to all parties. Completion of the sale remains subject to manufacturer approval by Audi and customary contractual conditions to closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Group 1 Automotive, Inc. dated as of January 28, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

January 30, 2015	By:	John C. Rickel

Name: John C. Rickel
Title: Sr. Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Group 1 Automotive, Inc. dated as of January 28, 2015.